BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Vik Grover
2810 Bristol Dr Apt 309
Lisle, IL 60532, USA

Work Order #: W2021070200357
July 2, 2021
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 465951

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Business Entity Filed Documents	Fees	20211579002	7/2/2021 9:13:29 AM	Approved	1	$2.00	$2.00
Total							$2.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6252423983416306403065	Success	$2.00
Total			$2.00

Credit Balance: $0.00

Vik Grover
2810 Bristol Dr Apt 309
Lisle, IL 60532, USA

Filed in the Office of	Business Number C16273-2003
Barbara K. Cegavske (signature)	Filing Number 20211576756
Secretary of State State Of Nevada	Filed On 6/30/2021 3:40:00 PM
	Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

HOMELAND RESOURCES LTD.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE ONE: entity name amended to: Himalaya Technologies, Inc

ARTICLE THREE: amended as follows: Increase authorized shares to 1,250,000,000 (1,000,000,000 common shares added, 250,000,000 remain as preferred stock) Establish Series A class of preferred stock with 130,000,000 shares authorized shall convert 1-50 into common shares and vote on an as converted basis; establish a Series B class of preferred stock with 20,000,000 shares authorized shall convert 1-1,000 into common shares and vote on an as converted basis; establish a Series C class of preferred stock with one million shares authorized shall convert 1-1 into common shares and have 100,000 votes per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100,000,000 or 57%

4. Effective date and time of filing: (optional) Date: 06-28-2021 Time: 06:00am

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X VIKRAM GROVER

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.